SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K
                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           April 21, 2016
                           Date of Report
                  (Date of Earliest Event Reported)

                 UNITED ENERGIES DEVELOPMENT CORPORATION
          (Exact Name of Registrant as Specified in its Charter)

                   HIKING RIDGE ACQUISITION CORPORATION
           (Former Name of Registrant as Specified in its Charter)

Delaware                       000-55484                47-4459878
(State or other          (Commission File Number)     (IRS Employer
jurisdiction                                         Identification No.
of incorporation)

                        215 Apolena Avenue
                 Newport Beach, Califonria 92662
              (Address of Principal Executive Offices)

                          949-673-4510
                (Registrant's Telephone Number)

ITEM 4.01 Changes in Registrant's Certifying Accountant

     On April 21, 2015, the Registrant's accounting firm, Anton & Chia, LLP, ("Anton & Chia") Newport Beach, California, determined not to continue with the Registrant. The firm of Anton & Chia had no disagreement with the Registrant.

     The prior accountant's audit report on the financial statements for the period December 11, 2015 (inception) through December 31, 2015 contains a note as to the Company's ability to continue as a going concern. The note indicated that the Company's continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations, which it had not been able to accomplish to the date of the report, and /or obtain additional financing from its stockholders and/or other third parties.

     In connection with the audits of the Company's financial statements for the period from December 11, 2015 (inception) to December 15, 2015 and the period December 11, 2015 (inception) through the date of termination, there were no disagreements with the former accountants, Anton & Chia, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

     The Registrant has provided Anton & Chia with a copy of this disclosure and requested that they furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Anton & Chia addressed to the U.S. Securities and Exchange Commission is filed as an Exhibit to this Current Report on Form 8-K.

     On May 12, 2016 (the "Engagement Date"), the Company engaged KCCW Accountancy Corp., PCAOB registered, Certified Public Accountants as its independent registered public accounting firm. The decision to engage KCCW as the Company's independent registered public accounting firm was approved by the Company's Board of Directors.

     The address of KCCW Accountancy Corp. is:

     22632 Golden Springs Drive, Suite 230
     Diamond Bar, CA 91765

     During the period December 11, 2015 (inception) and through the Engagement Date, the Company, nor any one on its behalf, did not consult with KCCW in regard to the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 9.01   EXHIBITS

     16.1 Letter from former certifying public accountant

                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Date: May 18, 2016            /s/ James Cassidy
                                   President